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EXPLANATORY NOTE
     The attached slide show presentation may be distributed by Mercator Partners Acquisition Corp. (the “Company”) at presentations held by the Company for certain of its stockholders in connection with the Company’s proposed acquisitions of Global Internetworking, Inc. and European Telecommunications & Technology, Ltd.

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Mercator Partners Acquisition Corp. Proposed Acquisition of Global Internetworking, Inc. (GII) and European Telecommunications & Technology Limited (ETT) September 2006

Disclaimer

MERCATOR

Stockholders of Mercator Partners Acquisition Corp. ("MPAC") are advised to read MPAC's preliminary proxy statement and, when filed, its definitive proxy statement in connection with MPAC's solicitation of proxies for a special meeting of stockholders. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition of Global Internetworking, Inc. ("GII") and European Telecommunications & Technology Limited ("ETT"). Stockholders will also be able to obtain a copy of the preliminary proxy statement and, when filed, the definitive proxy statement without charge, by directing a request to: Mercator Partners Acquisition Corporation, 11911 Freedom Drive, Suite 590, Reston, VA 20190. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission's internet site www.sec.gov

MPAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of MPAC stockholders to be held to approve the acquisition of GII and ETT. Information regarding MPAC's directors and executive officers is available in its Form 10-KSB for the year ended December 31, 2005 and the preliminary proxy statement as such information may be supplemented in the definitive proxy statement when filed with the U.S. Securities and Exchange Commission. No person other than MPAC has been authorized to give any information or to make any representations on behalf of MPAC or GII and ETT in connection with the acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by MPAC.

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about MPAC, GII, ETT and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts and may be identified by the use of forward-looking terminology, including the words "believes," "expects," "intends," "may," "will," "should" or comparable terminology. Such forward-looking statements are based upon the current beliefs and expectations of MPAC's, GII's and ETT's management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, as well as other relevant risks detailed in MPAC's filings with the U.S. Securities and Exchange Commission, could cause actual results to differ from those set forth in the forward-looking statements:

- MPAC's dependence following its acquisition of GII and ETT on key personnel, some of whom may not remain with MPAC following a business combination;
- Risks that the acquisition of GII, ETT or another business combination may not be completed due to failure of the conditions to closing being satisfied or other factors;
- Loss of key customers;
- The ownership of MPAC's securities being concentrated; and
- Risks associated with the communications sector in general and the virtual network operator sector in particular.

We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties and assumptions. We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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MPAC (MPAQB.OB) is a blank-check company incorporated in January 2005 to consummate a business combination in the communications industry
Mercator Partners Acquisition Corp.
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MPAC Completed an oversubscribed IPO of $59.5 million on April 15, 2005 In May 2006, MPAC entered into definitive agreements to acquire telecom services providers:
• (“ETT”) Limited Technology (“GII”) & Inc. Telecommunications Internetworking, Global European –
MPAC to be renamed Global Telecom and Technology, Inc. (“GTT”) after closing and will seek NASDAQ listing

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GTT Management Team Name and Position
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Relevant Previous Experience
H. Brian Thompson Executive Chairman
Chairman, Comsat International; CEO, Universal Telecom; Chairman &CEO, Global Telesystems; Chairman & CEO LCI International; Vice Chairman, Qwest
CEO of Global Internetworking Vice Chairman and Co-Founder, Nextel Chairman, Gemalto; Director, DELL; Chairman and CEO, Teligent; President & COO, AT&T President & CEO, Equant President, Sprint Business Solutions; President, Sprint Global MarketsGroup Co-Head of Comm. & Media Investment Banking, PWC; Co-Head of Comm. Investment Banking, Kidder Peabody —

Michael Keenan CEO Morgan E. O’Brien Director Alex Mandl Director Didier Delepine Director Howard Janzen Director Rhodric C. Hackman Director
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Impact Acquisition Overview
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(“VNO”) platform by acquiring GII and ETT for approximately $63 MPAC is creating a global Virtual Networ
k Operator million (1.3x LTM revenues)
• to LTM years 1.3x 5 at past ) over business(1) CAGR positivemean 31% flowcomparables byrevenues cash grown in to have discount million high-growth, $50 of(59% companies Acquisitionrevenues Combinedapproximately –
GTT–a paradigm shift for outsourced communication services to carriers and enterprises
• a of price all for independent, coverage for technology solution flexible, shopneeds services for one-stop needend-to-end acommunications growing provides a Companycustomer’s Fillingcompetitive, –
GTT brings together complementary customer base, geographical coverage and capabilities
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Multinational enterprise customers in EMEA Carrier customers in North America ETT – GII –
– – Comparable companies include Equinix Inc., SAVVIS Inc., Vanco PLC, InterNAP Network Services Corp., Terremark Worldwide Inc., Globix Corp., NaviSite Inc., iPass Inc. (1):
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Current Situation Overview
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Shareholders of MPAC scheduled to vote on the acquisitions of GII and ETT by October 15, 2006
• Million $55.9 (1)
• = Revenue 13,030,100 6/30/06 LTM (2) of 1.3x 10% as Balance Approx. post-transaction: at ownership: Trust Valued Reserve outstanding insider MPAC Transaction Shares Pro-forma
• – –
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LTM as of 6/30/06. Includes common shares outstanding post-transaction. Does not represent fully diluted shares. (1): (2):
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GTT Strategic/Financial Goals
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Aggressively grow revenue organically and through acquisitions Targeting organic growth of between 20%-30% Targeting adding revenue through acquisitions of $100 million per year in 2007 and 2008
2009 Revenue run rate-goals: 2006 -
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2009 EBITDA run rate-goals: 2006 - $80
$60 $40 $20
Millions) ($ in
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$55
$7
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Acquired
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Satisfy customer’s needs vs. selling carrier inventory
Customer-Centric – One-Stop Shopping for Complex End-to End Services

VNOs-a New Model for Outsourcing Communications Services
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· (private services and network carriers managed customers, value-addedservices) multiple across for needprofessional relationships growingVPN, IP a Managegeographies Fillline, –
Leverage Worldwide Networks for Optimal Solutions and Pricing
• best the at networks best the from capex solutions ownership-low customer network Assemblepricing Limit –
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no networks to own
Network independent
relationships with customers to implement and manage telecommunications services Long-term contracts (1-4 Yrs) and revenue visibility Minimal capital requirements – : Gross margins typically between 30-35% Modest fixed costs Attainable EBITDA margins approaching 20% VNO services typically include
What is the Business Model?
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· etc) hubbing, and & aggregation implementation connectivity) access design,
• & VPN, transport (IP (network Services Services (data Data Line Private Managed Professionalprocurement)
• –
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Customer vs. Carrier Driven Model
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The VNO Solution Flexible with global reach Single source solution utilizing multiple communications networks and technologies Consolidated billing and pricing Most cost efficient routes
Problems with Traditional Carriers Constrained by owned physical networks and limited geographic reach Customers must work with multiple carriers Multiple bills and pricing Maximize use of own bandwidth
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Explosive demand for corporate broadband Increased investment in enterprise networks
What is the VNO Market Opportunity? • connectivity and applications Security Mobile VoIP • –
The demand for outsourced telecom services is growing rapidly
• carrier and corporate exceed complexity cycles geographiccapabilities and implementation Networkcustomers’ Reduce –
VNOs are well positioned to grow within this market
• costs risk customer customers’ differentiator reduce customers to for minimize as service services solutions and network neutral customer changing Technology on optimize in Focused Can Flexible
• – –
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Large Addressable Market
• alone market line IP-VPN private U.S. markets U.S. in the overseas in opportunity opportunity in market opportunities billion growing $30-$40 Large Comparable
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A Formidable Global VNO Platfor m GTT -
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ETT 34.7 mm in CY 2005 UK & EMEA 1998 EMEA Multinational enterprises $
Unmatched enterprise operatingsystems Close to breakeven GII 14.3 mm in CY 2005
US & Americas 1998 Americas Wireline, media/cable, carriers Unmatched pricing & network database $ Close to breakeven Location Founded Region Strengths Financial
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A Market Leader with Barriers to Entry services in over 50 Relationships with multiple carriers
Global service footprint –countries Credibility with customers Blue chip customer base Unmatched, proprietary systems The only U.S. listed VNO pure-play Acquisition platform with public currency World-class management & board

GTT –
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GTT Historical Combined Revenue Performance($MM)
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st. with Fiscal Years of ETT which end Dec. 31 th 2) ETT figures except 2005 are UK GAAP and have been converted to USD using annual average exchange rates. 1) Combining Fiscal Years of GII, which End Sept.

30
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GTT Combined Pro Forma Financials
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6 Mos Ended 30-Jun-06
Year Ended 31-Dec-05
provided g, general and administrative expense perating earnings (loss) , net of expense (expense) Revenue Telecommunications services sold Operating expenses: Cost of telecommunications services preciation & amortization O Other income: Interest income Other income Total other income Sellin De Gain on derivative liabilities
,966,360 24 $
49,008,822 $
70,721 ,850 (88,615) 540,956 17,548,554 8,166,892 562,536 (1,311,622) 558
34,042,559 16,066,481 1,528,794 (2,629,012) 32,616 776,750 19,142 828,508 (1,800,504) — (1,800,504) $
(770,666)
(loss) before provision (benefit) for income taxes Income
Provision (benefit) for income taxes Net (loss) income
- (770,666) $
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customers whose GTT has a large installed base of “blue-chip” Summary of Key Customers identities are subject to confidentiality agreements, including:
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· contractors government prime and providers providers agencies cable manufacturers institutions service and auto banking wireless government companies global global U.S. state media largest largest largest and significant the the the federal U.S. of of of the One One One Several in Several
• – – –
US and International Service Providers
• Canada One • Bell Cellular Intelsat Telefonica •
Enterprise, Government, Systems Integrators
• Agency Management
• America Contract California North Defense of Navy . . . Airbus U.S. U.S. . University
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Curre ntly, the only publicly traded VNO Vanco plc –
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based Vanco the only publicly-traded VNO and the best comparable company
Vanco plc LTM Revenue/Enterprise Value of 1.8x GTT acquired for 1.3x LTM Revenue/Enterprise Value
At the acquisition price, GTT is at a significant discount to UK plc – – –
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· Index
• LSE) Telecommunications Telecommunications on NASDAQ vs.1.66x the All-Share NASDAQ NASDAQ; FTSE on the the (2.94x on twice list basis to nearly plans at GTT trades price-to-sales a Note: Index on
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Note: Vanco financial data as of January 31, 2006

Comparable Trading and Acquisition Analysis
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NM NM NM NA NA 23.3x 19.1x 19.1x 17.0x 21.2x
2007 E
(3) Net Inc. NM NM NM NA NA NM 21.0x 21.0x 21.0x 21.0x 2006 E Price/Earnings NM NM NM NM NM NM 24.6x 24.6x 24.6x 24.6x LTM EBITDA 14.8x 11.3x NA NA NA NA 11.8x 12.3x 10.4x 13.6x 2007 E LTM Multiples: Transaction Value/ Sales 19.7x 14.5x NA NA NA NA 15.6x 16.2x 13.5x 18.4x EBITDA 2006E
NM LTM 31.4x 18.5x 24.1x 16.0x 13.8x 20.5x 18.5x 14.9x 25.7x Transaction Value Enterprise Value/ 5.8x 1.9x 3.4x NA NA 0.9x 2.5x 2.0x 1.3x 3.0x 2007 E 7.1x 2.1x 6.4x NA NA 1.0x 3.4x 2.3x 1.6x 5.4x Revenue 2006E Acquiror Name
7.9x 2.4x 5.5x 2.6x 1.8x 1.1x 3.2x 2.4x 1.8x 3.3x LTM (2) 2,012 1,615 400 330 189 183 Enterprise Value $ (1) 1,987 1,390 264 235 119 290 Market Value $ Mean Median 25th Percentile 75th Percentile Target Name Price 62.22 25.71 6.00 4.82 4.10 4.48 9/11/06 $ New Edge Networks GoRemote Internet Communications Fibernet Group PLC TelecityRedbus Usinternetworking Inc. — (4) Effective Date
(All dollars in millions, except per share data) Public Company Trading Multiples Company Equinix Inc. SAVVIS Inc. Terremark Worldwide Inc. Globix Corp. NaviSite Inc. iPass Inc. Relevant Acquisition Multiples Announce Date
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Note: Projections for relevant companies based on Wall Street Research from Factset-Reuters Estimates. Values are shown in USD and converted where appropriate.
cash and cash equivalents) Stock price multiplied by diluted shares outstanding. Diluted shares outstanding computed using the Treasury stock method. Enterprise value equals equity value plus net debt (ST and LT debt + “out of the money” convertible debt - Fully taxed diluted EPS does not include stock-based compensation. Estimates from company filings, press releases and Wall Street research reports. (1) (2) (3) (4)
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Summary
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· of near value visibility, in record and and revenue requirements track revenue through comps flow 2009 to cash good capital strong run-rate in base, with with mm business discount leader model team $365 marked revenue VNO to capex/working GTT EBITDA at expand global business low a and management grow run-rate acquisitions trading of unique sector to and rapidly costs senior are mm valued, to creation the $55 scalable fixed in goals and growth value Positioned through Highly modest Experienced success MPAC’s 2009 organic Attractively cash
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Appendix

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Case Study #1: Ability to design customer-centric,best of breed solutions
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VNO Solution OC48 cust
om Managed Ring Solution –
• equipment locations solution networking customer fiber to management dark optical ring fiber full Acquired out dark Provide Sourced Built Lit
• – – –
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for Case Study #2:
Ability to optimize “total costs”customers
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Traditional Approach
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1 S. Wacker Drive Chicago, IL VNO Optimized Approach
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Carrier 1 Direct Costs $700
Carrier 2 Last Mile Costs $5000
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Chicago, IL
200 Broad Philadelphia Carrier 3 Direct Costs $1000
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Philadelphia
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1 S. Wacker Drive Chicago, IL
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Carrier 2 Last Mile Costs $1000
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Chicago, IL
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Philadelph ia Philadelphia
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By using VNOs, customers can take advantage ofcompetition between carriers
Case Study #3: Ability to source competitive providers for any requirement
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Case Study: Leading Financial InformationCustomer
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ETT is now a W25087 The relationship was initiated in 2000 with an order to provide a service to Budapest and Moscow with revenue of approximately £250,000 per annum From a single service the relationship has now evolved to the provision of Managed Services in 22 countries All services are delivered under Master Services Agreement with 6GB’s of bandwidth under management The customer spend with ETT has grown from approximately £250,000 per annum to over £4 million per annum.Global Top 10 provider for data services to the group The customer is supported seamlessly by an Account Team based in the UK and USA with a consultative sales approach based upon its knowledge and experience of the customer The ETT value proposition is a combination of reduced time to market for new services, adoption of new technologies where appropriate and cost efficiencies by leveraging the ETT businessmodel

Initial List Pot ential Acquisition Opportunities –
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Est’d Sales
45MM — 60MM 40MM 20MM — 30MM 20MM — 30MM $$$$$$$ Strengths Expertise in IP, MPLS, network security IP-VPN expertise complements ETT, GII Financial services sector is key to GTT Company has strong brand within segment —
Attractive U.S. enterprise customer base Sales partnership with IBM Global Services Attractive UK enterprise base Strong agent channel Established base of U.S. medium size Location Southeast —
Western U.S. UK Northeast U.S. U.S.
Description VNO focused on VNO focused on IP- financial services —
providing global MPLS and IP-VPN solutions VPN solutions Managed service provider focused on Private line reseller Name Company A Company B Company C Company D
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